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                                                                    EXHIBIT 10.4

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                                AMENDMENT NO. 1

                                       TO

                        ADMINISTRATIVE AGENCY AGREEMENT

                                     AMONG

             DEBIS AIRFINANCE FINANCIAL SERVICES (IRELAND) LIMITED,
                          DEBIS AIRFINANCE IRELAND PLC
                               AIRPLANES LIMITED,
                          AIRPLANES HOLDINGS LIMITED,
                              AIRPLANES U.S. TRUST
                                      AND
                                 AEROUSA, INC.

                          DATED AS OF FEBRUARY 5, 2002

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               AMENDMENT NO. 1 TO ADMINISTRATIVE AGENCY AGREEMENT

     AMENDMENT dated as of February 5, 2002 (this "AMENDMENT") to the Administrative Agency Agreement, dated as of March 28, 1996 (the "ORIGINAL AGREEMENT"), among debis AirFinance Financial Services (Ireland) Limited (formerly GPA Financial Services (Ireland) Limited), a company incorporated under the laws of Ireland (the "ADMINISTRATIVE AGENT"), debis AirFinance Ireland Plc (formerly GPA Group Plc), a company incorporated under the laws of Ireland, Airplanes Limited, a company incorporated under the laws of Jersey, Channel Islands, Airplanes Holdings Limited (formerly GPA II Limited), a company incorporated under the laws of Ireland, Airplanes U.S. Trust, a Delaware business trust and AeroUSA, Inc., a company incorporated under the laws of the State of Connecticut.

                                  WITNESSETH:

     WHEREAS, the parties hereto wish to amend the Original Agreement to reduce the administrative fees payable in consideration of the Administrative Agent's performance of the Administrative Services;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Original Agreement has the meaning assigned to such term in the Original Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Original Agreement shall, after this Amendment becomes effective, refer to the Original Agreement as amended hereby.

     SECTION 2. Reduction of Administrative Fee. The definition of "Administrative Fee" in Section 8.01(a)(i) of the Original Agreement is amended by replacing the amount $6,000,000 with the amount $4,000,000. The second paragraph of Section 8.01(a) is amended by replacing the amount $6,000,000 with the amount $4,000,000.

     SECTION 3.  Reduction of Reducing Fee.  The definition of "Reducing Fee" in
Section 8.01(a)(ii) of the Original Agreement is amended by replacing the amount $2,000,000 with the amount $1,250,000 and the second sentence of Section 8.01(a) of the Original Agreement is amended by replacing the amount $2,000,000 with the amount $1,250,000. The second paragraph of Section 8.01(a) is amended by replacing the amount $2,000,000 with the amount $1,250,000.

     SECTION 4. Inflation Adjustment. Section 8.01(c) of the Original Agreement is amended by replacing the reference to March 31, 1997 with the date "March 31, 2003".

     SECTION 5. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws (excluding principles of conflicts of laws) of the State of New York applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance.

     SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 7. Effectiveness. The effective date of this Amendment shall be April 1, 2002.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                          DEBIS AIRFINANCE FINANCIAL SERVICES
                                          (IRELAND) LIMITED

                                          By /s/ PATRICK DALTON
                                            ------------------------------------
                                            Name:  Patrick Dalton
                                            Title:   Director

                                          DEBIS AIRFINANCE IRELAND PLC

                                          By /s/ PATRICK DALTON
                                            ------------------------------------
                                            Name:  Patrick Dalton
                                            Title:   Director

                                          AIRPLANES LIMITED

                                          By /s/ ROY DANTZIC
                                            ------------------------------------
                                            Name:  Roy Dantzic
                                            Title:   Director

                                          AIRPLANES HOLDINGS LIMITED

                                          By /s/ ROY DANTZIC
                                            ------------------------------------
                                            Name:  Roy Dantzic
                                            Title:   Director

                                          AIRPLANES U.S. TRUST

                                          By /s/ ROY DANTZIC
                                            ------------------------------------
                                            Name:  Roy Dantzic
                                            Title:   Director

                                          AEROUSA, INC.

                                          By /s/ ROY DANTZIC
                                            ------------------------------------
                                            Name:  Roy Dantzic
                                            Title:   Director

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